UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 1, 2022

HPS CORPORATE LENDING FUND
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01431	87-6391045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
40 West 57th Street, 33rd Floor New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-287-4900
N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01.          Entry into a Material Definitive Agreement.

On February 3, 2022, HLEND Holdings A, L.P. (“HLEND Holdings”), a wholly-owned subsidiary of HPS Corporate Lending Fund (the “Fund”), as borrower, and the Fund, as transferor and servicer, entered into a senior secured revolving credit facility (the “Revolving Credit Facility”) pursuant to a Loan and Servicing Agreement (the “Agreement”), with Morgan Stanley Senior Funding, Inc., as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent, and U.S. Bank National Association, as account bank and collateral custodian. The Agreement is effective as of February 3, 2022.

Advances under the Revolving Credit Facility initially bear interest at a per annum rate equal to an applicable benchmark (Adjusted Term SOFR, Daily Simple SONIA, EURIBOR, CDOR, BBSW, STIBOR, CIBOR, NIBOR or BKBM) plus the applicable margin of 2.10% per annum. After the expiration of a three-year reinvestment period, the applicable margin on outstanding advances will be increased by 0.10% per annum.

The initial principal amount under the Agreement is $600 million with an accordion provision to permit increases to the total facility amount up to $1,000,000,000, subject to the satisfaction of certain conditions. Proceeds from borrowings under the Revolving Credit Facility may be used to fund portfolio investments by HLEND Holdings, to make advances under revolving loans or delayed draw term loans where HLEND Holdings is a lender (or fund an account to establish reserves for such amounts), to pay certain fees and expenses and to make distributions to the Fund, subject to certain conditions. All amounts outstanding under the Revolving Credit Facility must be repaid by the date that is five years after the effective date of the Agreement.

The Agreement includes customary affirmative and negative covenants, including financial covenants requiring the Fund to maintain specified amounts of liquidity and net asset value, and certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

The description above is only a summary of the material provisions of the Agreement and is qualified in its entirety by reference to a copy of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.          Creation of Direct Financial Obligation

The information included under Item 1.01 above regarding the Revolving Credit Facility and the Agreement is incorporated by reference into this Item 2.03.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2022, the board of trustees of the Fund approved the Fund’s Fourth Amended and Restated  Declaration of Trust (the “Fourth Amended and Restated Declaration of Trust”) to update a number of items. As amended, the Fourth Amended and Restated Declaration of Trust, among other items, clarifies that the Fund is prohibited from incurring the cost of liability insurance which insures the Sponsor (as defined in the Fourth Amended and Restated Declaration of Trust) for any liability as to which the Sponsor is prohibited from being indemnified under the Omnibus Guidelines Statement of Policy adopted by the North American Securities Administrators Association (the “Omnibus Guidelines”), and clarifies that HPS Investment Partners, LLC, the Fund’s investment adviser (the “Investment Adviser”), is prohibited from participating in any arrangements that would circumvent the Omnibus Guidelines. It also removes certain limitations on the ability of Fund shareholders to bring derivative actions on behalf of the Fund.

The Fourth Amended and Restated Declaration of Trust became effective on February 1, 2022.

The foregoing description of the Fourth Amended and Restated Declaration of Trust does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Declaration of Trust, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.          Other Items.

As previously disclosed, the Fund has registered with the Securities and Exchange Commission a continuous public offering of up to $4,000,000,000 in common shares of beneficial interest (the “Offering”). The terms of the Offering required the Fund to deposit all subscription proceeds in escrow with U.S. Bank National Association, as escrow agent, until the Fund received subscriptions aggregating at least $100,000,000 in common shares of the Fund (excluding shares purchased by HPS Investment Partners, LLC (“HPS”), its affiliates and the Fund’s trustees and officers but including any shares purchased in private offerings), in any combination of share classes.

As of February 3, 2022, the Fund had satisfied the minimum offering requirement, and the Fund’s board of trustees had authorized the release of proceeds from escrow. As of such date, the Fund issued and sold 20,437,880 shares and the escrow agent released net proceeds of approximately $511 million to the Fund as payment for such shares. HPS and its employees, including the Fund’s executive officers, owned approximately $11.4 million of shares as of February 3, 2022.

A press release announcing the Fund’s breaking of escrow is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

 (d)       Exhibits.

3.1	Fourth Amended and Restated Declaration of Trust

10.1
Loan and Servicing Agreement, dated as of February 3, 2022, by and among HLEND Holdings A, L.P., as borrower, HPS Corporate Lending Fund, as transferor and servicer, Morgan Stanley Senior Funding, Inc., as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent, and U.S. Bank National Association, as account bank and collateral custodian

99.1	HPS Corporate Lending Fund Press Release, dated February 3, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, HPS Corporate Lending Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: February 4, 2022	By:	/s/ Yoohyun K. Choi
		Name:	Yoohyun K. Choi
		Title:	Secretary